Exhibit 99.1

Management Presentation

September 2005

Cellular Information for Better Healthcare

Forward Looking Statements

This presentation may contain forward-looking statements that reflect management’s current views and opinions as to the status of the Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company’s filings with the SEC.

Immunicon Value Proposition

Our products significantly improve cancer disease management

Strategic marketing partnership in cancer with J&J (Veridex)

Commercialization process well underway

Compelling clinical data

Superior value for health care system

FDA clearances received

J&J executing sales plan (e.g., Quest Diagnostics)

Multiple applications for current products and technologies

Unique, high value-added commercial platforms

Low incremental investment to develop future products

Additional large market opportunities

Extensive intellectual property position

Continuing value-drivers and catalysts

A Systems Approach to Rare Cell Analysis

Kits and Marker Reagents

Cell Analysis Kits for Counting

Marker Reagents for Characterization

Enrichment Kits for MDx

Sample Preservation

Standardized Processing

Analysis

Off-Line Molecular and Protein Analyses

Circulating Tumor Cells as a “Real-Time Biopsy” Blood Test

Circulating Tumor Cells (CTCs) and Associated Markers:

Count

Phenotype & Genotype

Determine Presence

Assess Prognosis Direct Therapy Monitor Disease

Diagnose Specify Therapy

Risk Assessment for Cancer

Most tumors are of epithelial cell origin:

Isolation of epithelial cells may mean pan-carcinoma capability

CellTracks(®)Technology

Sample Collection and Preservation

Standardized Rare Cell Capture

Enrichment Kits for Molecular Analysis

Kits and Marker Reagents for Cell Analysis

Count and Characterize Rare Cells

Circulating Tumor Cells Predict Survival

Before initiation of therapy

100%

90%

Survival 80%

70%

60%

of %Probability 50%

40% 30% 20% 10% 0%

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

Logrank p < 0.0001

<5 CTCs n=90 (51%)

21.9 Months

10.9 Months

³5 CTCs n=87 (49%)

NEJM 2004, ASCO 2004 / 2005

CTCs: A New Tool to Manage Metastatic Breast Cancer

1 <5 CTCs at All Time Points 83 (47%)

2 ³5 at Baseline & <5 CTC at Last Draw 38 (21%)

3 <5 at Early Draw & ³5 CTC at Last Draw 17 (10%)

4 ³5 CTCs at All Time Points 39 (22%)

1 vs. 2 p=0.3188 1 vs. 3 p=0.0014 1 vs. 4 p<0.0001

100%

90%

Survival 80%

70%

of 60%        %Probability 50%

40% 30% 20% 10% 0%

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

7 ASCO 2005 M Cristofanilli, MD. MD Anderson

2 vs. 3 p=0.0397

2 vs. 4 p<0.0001

3 vs. 4 p=0.0051

A New Standard for Cancer Disease Management

Current standard:

Radiologist measures changes in lesions on a CT scan to assess tumor burden increase/decrease

Future standard:

Number, protein expression, and/or gene expression of CTCs better reflects efficacy of treatment

Subjective, semi-quantitative 3-6 months

Objective, quantitative 3-4 weeks

CTCs Predict Outcome Earlier and Better Than Imaging

S / PR & <5 CTCs n=83 (60%)

1 vs. 2 p=0.1878 1 vs. 3 p=0.0175 1 vs. 4 p<0.0001

100%

90%

Survival

80%

70%

of 60%

%Probability

50% 40% 30% 20% 10% 0%

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

PRO & <5 CTCs n=20 (14%)

26.9 Months

2 vs. 3 p=0.3586 2 vs. 4 p=0.0008

3 vs. 4 p=0.0518

S / PR & ³5 CTCs n=13 ( 9%)

15.3 Months

Months

6.4

PRO & ³5 CTCs n=22 (16%)

9 ASCO 2005 T. Budd, MD. Cleveland Clinic

19.9 months

Significant Clinical Utility of Circulating Tumor Cells

Early evidence of treatment failure, i.e., change therapy within weeks

Predictive at any time point during treatment

CTCs predict outcome in patients undergoing chemo & hormonal therapy

CTCs predict outcome in non-measurable metastatic breast cancer

Better predictive power than serum tumor markers

Potential surrogate endpoint in therapeutic trials

“Real-Time Biopsy” from a Blood Sample

Enables selection of targeted therapies

Taxol Herceptin

CTC Count / 7.5ml Blood

0 25 50 75 100 125 150 175 200 225

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20

Time (weeks)

Her2 +++

Her2 +

Her2 ++

Her2 -

Int J Oncol 21: 1111-1118, 2002

“Real-Time Biopsy” from a Blood Sample

Gene Expression Profiling of Carcinomas

50 Normal Donors 13 Breast Cancer Patients

31 Prostate Cancer Patients

30 Colon Cancer Patients

# CTCs

Pan Cancer Colon Cancer Breast Cancer Prostate Cancer

Priority Report, Cancer Research June 15, 2005

FISH on Rare Cells

Chromosome 1 Chromosome 7 Chromosome 8

Leukocyte 2 x1, 2 x 7, 2 x 8

Tumor Cell 3 x1, 5 x 7, 4 x 8

Current Clinical Research and Development Programs

Colorectal Cancer

Planned interim analysis encouraging

~400 patient labeling study in progress (79% enrolled)

Prostate Cancer

Research showed correlation between CTCs and outcome

~200 patient labeling study in progress (78% enrolled)

Other

CTCs are present in many metastatic carcinomas

FISH on CTCs demonstrated

Gene expression profiling on CTCs demonstrated

CECs are elevated in cancer patients

Many Product Opportunities

Follow-on applications in cancer

Other settings in cancer (diagnosis, recurrence monitoring,…)

RNA/DNA/protein assays

Detection of tumor cells in bone marrow

Detection of endothelial cells (treatment toxicity, angiogenesis,…)

Circulating Endothelial Cell (CEC) applications

Cardiovascular

Autoimmune diseases and other fields

Pharmaceutical development tools (CTCs, CECs,…)

Other life science research applications

Significant Market Opportunity

Overall U.S. Market

- Cancer is the second leading killer
  - Prevalence: 9.8 million survivors
  - Incidence: 1.37 million new diagnoses p.a.
  - Mortality: 570,280 deaths p.a.
- ~86% of all cancers are carcinomas (solid tumors)
  - CellSearch™ System is "pan-carcinoma"

16

Cancer Facts and Figures 2005, American Cancer Society

IMMUNICON

Sales and Marketing Strategy

Pathologists

Oncologists

Surgeons

Strategic Alliance in Cancer with Johnson & Johnson

Key elements:

Immunicon develops and manufactures

J&J finishes, sells and services

Revenue shared (~30% to IMMC on reagents)

Access to J&J technology, expertise and distribution

Reimbursement J&J responsibility

Existing CPT codes for reimbursement exist now

Clinical data correlates with patient outcomes

Positive cost/benefit

J&J Development Corp. owns ~6% of IMMC

Veridex provides central focus in J&J

Commercialization Status

31 CellTracks AutoPreps and 30 Cell Analyzers shipped as of 7/31/05

5 CTA IIs and 25 CellSpotters

Announced first “CE mark”shipments

Customers in the USA, Europe and Japan

Customers include reference labs, hospitals, CRO, major Pharma

Quest Diagnostics (USA)

SRL (Japan)

Reference labs are multi-placement opportunities

Comparison of Estimated Key Economics to Lab & IMMC

Instrumentation

CellSearch Test

Medicare reimbursement

Contribution to lab (before labor) $150,000

$175

~$380

~$200

Immunicon

~$127,000

~$50

Capitalization

(Dollars in thousands)

Cash and cash equivalents

Long term debt, less current portion

Common stock, $0.001 par value

Additional paid in capital Accumulated deficit Other Total stockholders’ equity

Total capitalization

June 30, 2005

$57,315

$3,053

27

162,083 (105,716) (2,544) 53,850

$56,903

December 31, 2004

$53,103

$2,587

23

142,670 (91,539) (2,316) 48,838

$51,425

Completed staff/cost reduction in August 2005 Cash burn guidance for 2005 improved to $30 to $32 million Raised $19.7 million in June 2005 Borrowing capacity of ~$14 million @ 6/30/05

Milestones Achieved

Publication in New England Journal of Medicine Q3/04

U.S. in vitro diagnostic (IVD) launch Q3/04

Announced deal with Quest Diagnostics Q3/04

Positive interim data in colorectal cancer Q4/04

Commenced clinical trial in prostate cancer Q4/04

Publication in JCO on CTCs in 1st line Rx Q1/05

510(k) clearance for CellTracks Analyzer II Q1/05

New data 2005 AACR/ASCO/Urology Q2/05

Launch CellTracks Analyzer II Q2/05

Shipped first “CE” marked products to Europe Q3/05

Near-term Milestones

Circulating Endothelial Cells (CECs)

Clinical research studies

RUO commercialization

510(k) for new data in breast cancer

San Antonio Breast Cancer Symposium

Bone marrow assay (RUO)

Launch first CTC FISH assay (RUO)

Colorectal cancer data/510(k)

Prostate cancer data/510(k)

In progress In progress H2/05 Q4/05 Q1/2006 2006 2006 2007

Immunicon Value Proposition

Our products significantly improve cancer disease management

Strategic marketing partnership in cancer with J&J (Veridex)

Commercialization process well underway

Compelling clinical data

Superior value for health care system

FDA clearances received

J&J executing sales plan (e.g., Quest Diagnostics)

Multiple applications for current products and technologies

Unique, high value-added commercial platforms

Low incremental investment to develop future products

Additional large market opportunities

Extensive intellectual property position

Continuing value-drivers and catalysts

Contact Information

3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania 19006 phone 215.830.0777 fax 215.830.0751 www.immunicon.com